As filed with the Securities and Exchange Commission on February 25, 1999

                                                     Registration No. 333-
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            -------------------------



                                    FORM S-8
                             REGISTRATION STATEMENT
                                    UNDER THE
                             SECURITIES ACT OF 1933
                            -------------------------


                             DYCOM INDUSTRIES, INC.
             (Exact name of Registrant as specified in its charter)

          Florida                                                59-1277135
State or other jurisdiction of                               (I.R.S. Employer
ncorporation or organization)                            Identification Number)

                               First Union Center
                          4440 PGA Boulevard, Suite 600
                        Palm Beach Gardens, Florida 33410
                    (Address of Principal Executive Offices)

                             DYCOM INDUSTRIES, INC.
                        1998 INCENTIVE STOCK OPTION PLAN
                            (Full title of the plan)
                            -------------------------

                                 MARC R. TILLER
                      General Counsel & Corporate Secretary
                             Dycom Industries, Inc.
                               First Union Center
                          4440 PGA Boulevard, Suite 600
                        Palm Beach Gardens, Florida 33410
                     (Name and address of agent for service)

                                 (561) 627-7171
          (Telephone number, including area code, of agent for service)

                            -------------------------

                         CALCULATION OF REGISTRATION FEE

===============================================================================================================
        Title of                Amount       Proposed Maximum         Proposed Maximum            Amount of
    Securities to be             to be      Offering Price Per           Aggregate              Registration
       Registered             Registered          Share                Offering Price                Fee
---------------------------------------------------------------------------------------------------------------
Common Stock                    37,500        (1)  $27.042            (1)  $1,014,075            $   281.91
par value $0.33 1/3 per
share                          2,173,730      (2)  $32.406            (2) $70,441,895            $19,582.85
                                                                                                -----------
                                                                                                 $19,864.76
===============================================================================================================

   (1) Pursuant to Rule 457(h), the offering price is based on the per share exercise price of options outstanding under the Dycom Industries, Inc. 1998 Incentive Stock Option Plan.

   (2) Pursuant to Rule 457(c) and 457(h), the offering price is based on $32.406 per share for 2,173,730 shares based on the average of the high and low prices of Common Stock on the New York Stock Exchange consolidated reporting system on February 18, 1999, and is estimated solely for the purpose of calculating the registration fee.

                                     Part I

              INFORMATION REQUIRED IN THE SECTION 10(a) PROSPECTUS

Item 1.           Plan Information.*

Item 2.           Registrant Information and Employee Plan Annual Information.*





























--------------------

* Information required by Part I to be contained in the Section 10(a) prospectus is omitted from this Registration Statement in accordance with Rule 428 under the Securities Act of 1933, as amended (hereinafter, the "Securities Act"), and the "Note" to Part I of Form S-8.

                                     Part II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

Item 3.  Incorporation of Documents by Reference.

         The following documents which have been filed or will be filed by Dycom Industries, Inc. (the "Registrant") with the Securities and Exchange Commission (the "Commission") pursuant to the Securities Act or the Securities Exchange Act of 1934, as amended (the "Exchange Act"), are incorporated as of their respective dates in this Registration Statement by reference and shall be deemed to be a part hereof:

                  (i) the Registrant's Annual Report on Form 10-K for the fiscal year ending July 31, 1998;

                  (ii) the Registrant's Quarterly Report on Form 10-Q for the fiscal quarter ended October 31, 1998; and

                  (iii) the description of the common stock, par value $0.331/3 per share, contained in the Registrant's Registration Statement on Form 8-A filed with the Commission on September 11, 1990.


         All documents filed by the Registrant pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act, prior to the filing of a post-effective amendment which indicates that all securities offered have been sold or which deregisters all securities then remaining unsold, are incorporated by reference in this Registration Statement and are a part hereof from the date of filing such documents. Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this registration statement to the extent that a statement contained herein or in any other subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this registration statement.

Item 4.  Description of Securities.

         Not applicable.

Item 5.  Interests of Named Experts and Counsel.

         Not applicable.

Item 6.  Indemnification of Directors and Officers.

         The By-Laws of the Registrant provide that the Registrant shall indemnify each director and officer of the Registrant to the fullest extent permitted by law and limits the liability of directors to the Registrant and its stockholders for monetary damages in certain circumstances. The Registrant has insured its directors and officers against certain civil liabilities in connection with the registration, offering and sale of the securities.

         The provisions of the Florida Business Corporation Act that authorize indemnification do not eliminate the duty of care of a director and, in appropriate circumstances, equitable remedies such as injunctive or other forms of nonmonetary relief will remain available under Florida law. In addition, each director will continue to be subject to liability for (a) violations of the criminal law, unless the director had reasonable cause to believe his conduct was lawful or had no reasonable cause to believe his conduct was unlawful, (b) deriving an improper personal benefit from a transaction, (c) voting for or assenting to an unlawful distribution and (d) willful misconduct or a conscious disregard for the best interests of the Registrant in a proceeding by or in the right of the shareholder. The statute does not affect a director's responsibilities under any other law, such as the federal securities laws or state or federal environmental laws.

Item 7.           Exemption from Registration Claimed.

                  Not applicable.

Item 8.           Exhibits

                  The following exhibits are filed as part of this Registration
Statement:


Exhibit No.         Description of Document
-----------         -----------------------

4.1 Articles of Incorporation, (incorporated by reference to the Registrant's Form S-1 Registration Statement filed with the Commission on October 29, 1986).

4.2 The amendment to the Articles of Incorporation, (incorporated by reference to the Registrant's Proxy Statement filed with the Commission on November 6, 1990).

4.3 Bylaws of the Registrant, (incorporated by reference to the Registrant's Form 8-K filed with the Commission on September 14, 1992).

4.4 The amendments to the Bylaws of the Registrant, (incorporated by reference to the Registrant's Annual Report on Form 10-K for the fiscal years ended July 31, 1992 and July 31, 1994).

4.5 Dycom Industries, Inc. 1998 Incentive Stock Option Plan, (incorporated by reference to the Company's Proxy Statement filed with the Commission on September 30, 1998).

5 Opinion of Akerman, Senterfitt & Eidson, counsel to the Registrant, as to the legality of the securities registered hereby.

23.1                Consent of Deloitte & Touche LLP.

23.2                Consent of Akerman, Senterfitt & Eidson (included in Exhibit
                    5).

24 Power of Attorney (included on the signature pages to this Registration Statement).


Item 9.             Undertakings.

                  (a) The undersigned Registrant hereby undertakes:

                  (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement to include any material information with respect to the plan of distribution not previously disclosed in this registration statement or any material change to such information in this registration statement;

                  (2) That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof; and

                  (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

                  (b) The undersigned Registrant hereby further undertakes that, for purposes of determining any liability under the Securities Act, each filing of the Registrant's annual report pursuant to Section 13(a) or 15(d) of the Exchange Act that is incorporated by reference in this registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                  (c) Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Commission, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Act, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Palm Beach Gardens, State of Florida, on the 22nd day of February, 1999.


                                DYCOM INDUSTRIES, INC.

                                By: THOMAS R. PLEDGER
                                    -----------------------------------------
                                Name:   Thomas R. Pledger
                                Title:  Chairman and Chief Executive Officer



                                POWER OF ATTORNEY

                  KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Thomas R. Pledger, Steven Nielsen and Douglas J. Betlach, or any of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to sign and file (1) any and all amendments (including post-effective amendments) to this Registration Statement, with all exhibits thereto, and other documents in connection therewith and (2) a registration statement, and any and all amendments thereto, relating to the offering covered hereby filed pursuant to Rule 462(b) under the Securities Act, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact, agent or their substitutes may lawfully do or cause to be done by virtue hereof.

                  Pursuant to the requirements of the Securities Act, this Registration Statement has been signed by the following persons in the capacities indicated as of February 22, 1999.


             Signature                            Title
             ---------                            -----

            THOMAS R. PLEDGER           Chairman and Chief Executive Officer
-------------------------------------   (Principal Executive Officer)
Thomas R. Pledger

             STEVEN NIELSEN             President, Chief Operating Officer and
-------------------------------------   Director
Steven Nielsen

           DOUGLAS J. BETLACH           Vice President, Chief Financial Officer,
-------------------------------------   Treasurer (Principal Financial and
Douglas J. Betlach                      Accounting Officer)


           LOUIS W. ADAMS, JR.          Director
-------------------------------------
Louis W. Adams, Jr.

             Signature                             Title
             ---------                             -----


            THOMAS G. BAXTER             Director
-------------------------------------
Thomas G. Baxter

            WALTER L. REVELL             Director
-------------------------------------
Walter L. Revell

            RONALD P. YOUNKIN            Director
-------------------------------------
Ronald P. Younkin

                                  Exhibit Index

Exhibit No.         Description of Document


4.1 Articles of Incorporation, (incorporated by reference to the Registrant's Form S-1 Registration Statement filed with the Commission on October 29, 1986).

4.2 The amendment to the Articles of Incorporation, (incorporated by reference to the Registrant's Proxy Statement filed with the Commission on November 6, 1990).

4.3 Bylaws of the Registrant, (incorporated by reference to the Registrant's Form 8-K filed with the Commission on September 14, 1992).

4.4 The amendments to the Bylaws of the Registrant, (incorporated by reference to the Registrant's Annual Report on Form 10-K for the fiscal years ended July 31, 1992 and July 31, 1994).

4.5 Dycom Industries, Inc. 1998 Incentive Stock Option Plan, (incorporated by reference to the Company's Proxy Statement filed with the Commission on September 30, 1998).

5 Opinion of Akerman, Senterfitt & Eidson, counsel to the Registrant, as to the legality of the securities registered hereby.

23.1                Consent of Deloitte & Touche LLP.

23.2                Consent of Akerman, Senterfitt & Eidson (included in Exhibit
                    5).

24 Power of Attorney (included on the signature pages to this Registration Statement).